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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2004

                        SLM EDUCATION CREDIT FUNDING LLC
                        --------------------------------
            (Exact name of registrant as specified in its charter)

        (Originator of the SLM Private Credit Student Loan Trust 2004-B)



  Delaware                    333-98169/333-109004               04-03480392
  --------                    --------------------               -----------
(State or other                 (Commission File             (I.R.S. employer
Jurisdiction of                     Numbers)                 Identification No.)
Incorporation)

                               20 Hemingway Drive
                       East Providence, Rhode Island 02915
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (401) 438-4500


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                         Exhibit Index appears on Page 5

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Item 5. Other Events.


     Closing of SLM Private Credit Student Loan Trust 2004-B

     Effective as of May 26, 2004, SLM Education Credit Funding LLC (the "Depositor") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as trustee (the "Trustee") executed and delivered the Trust Agreement dated as of May 1, 2004, pursuant to which the SLM Private Credit Student Loan Trust 2004-B was formed (the "Trust"). The Trust Agreement was amended by the Amended and Restated Trust Agreement dated May 26, 2004 by and among the Depositor, the Trustee and the Indenture Trustee (as defined below).

     On May 18, 2004, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to certain Student Loan-Backed Notes, each dated May 18, 2004, among the Depositor, SLM Education Credit Finance Corporation, SLM Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Barclays Bank, plc, Deutsche Bank Securities Inc., and J.P. Morgan Securities, Inc. (the "Underwriters").

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Depositor Sale Agreement, dated as of May 26, 2004, by and between SLM Education Credit Finance Corporation and the Depositor; (b) the Issuer Sale Agreement dated May 26, 2004 between the Depositor and the Trust; (c) the Indenture, dated as of May 1, 2004, by and between the Trust and JP Morgan Chase Bank, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Administration Agreement, dated as of May 26, 2004, by and among the Trust, Sallie Mae, Inc. (the "Administrator" and the "Servicer"), the Depositor and the Indenture Trustee, and (f) the Servicing Agreement, dated as of May 26, 2004, by and among the Servicer, the Administrator, the Trust, and the Indenture Trustee.


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                         Exhibit Index appears on Page 5

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     On May 26, 2004, the Trust issued $1,507,574,000 of its Floating Rate
Student Loan-Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated May 18, 2004, by and among the Depositor, SLM Education Credit Finance Corporation, SLM Corporation and the Underwriters.

            1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated May 18, 2004, by and among the Depositor, SLM Education Credit Finance Corporation, SLM Corporation and the Underwriters.

            4.1 Amended and Restated Trust Agreement, dated as of May 26, 2004, by and among the Depositor, the Trustee and the Indenture Trustee.

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                         Exhibit Index appears on Page 5

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    4.2        Indenture, dated as of May 1, 2004, by and between the Trust and the Indenture Trustee.

   99.1 Depositor Sale Agreement, dated as of May 26, 2004, by and between the Depositor and SLM Education Credit Finance Corporation.

   99.2 Issuer Sale Agreement, dated as of May 26, 2004, by and between the Depositor and the Trust.

   99.3 Administration Agreement, dated as of May 26, 2004, by and among the Trust, the Administrator, the Depositor, the Servicer and the Indenture Trustee.

   99.4 Servicing Agreement, dated as of May 26, 2004, by and among the Servicer, the Administrator, the Depositor, the Trust and the Indenture Trustee.

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                         Exhibit Index appears on Page 5

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2004

                                          SLM EDUCATION CREDIT FUNDING LLC


                                          By: /s/ MARK L. HELEEN
                                              ---------------------------
                                          Name: Mark L. Heleen
                                          Title: Vice President


                                INDEX TO EXHIBIT


Exhibit
Number         Exhibit
------         -------
1.1            Underwriting Agreement relating to the Student Loan-Backed Notes, dated May 18, 2004, by and among the Depositor, SLM
               Education Credit Finance Corporation, SLM Corporation and the
               Underwriters.


1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated May 18, 2004, by and among the Depositor, SLM
               Education Credit Finance Corporation, SLM Corporation and the Underwriters.

4.1 Amended and Restated Trust Agreement, dated as of May 26, 2004, by and among the Depositor, the Trustee and the Indenture Trustee.

4.2 Indenture, dated as of May 1, 2004, by and between the Trust and the Indenture Trustee.

99.1 Depositor Sale Agreement, dated as of May 26, 2004, by and between the Depositor and SLM Education Credit Finance Corporation.

99.2 Issuer Sale Agreement, dated as of May 26, 2004, by and between the Depositor and the Trust.

99.3 Administration Agreement, dated as of May 26, 2004, by and among the Trust, the Administrator, the Servicer and the Indenture Trustee.

99.4 Servicing Agreement, dated as of May 26, 2004, by and among the Servicer, the Administrator, the Depositor, the Trust and the Indenture Trustee.

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                         Exhibit Index appears on Page 5